UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2010

NATIONAL SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-6453	95-2095071
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090 SANTA CLARA, CALIFORNIA	95052-8090
(Address of principal executive offices)	(Zip Code)

(408) 721-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NATIONAL SEMICONDUCTOR CORPORATION

Item 2.02	RESULTS OF OPERATION AND FINANCIAL CONDITION

On June 10, 2010, National Semiconductor Corporation, a Delaware corporation (the “Company”), issued a news release announcing earnings for the quarter ended May 30, 2010.  The earnings news release, which has been attached as Exhibit 99.1, contains unaudited Condensed Consolidated Statements of Operations, Balance Sheets, and Statements of Cash Flows that are presented in accordance with United States generally accepted accounting principles, or GAAP.  The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01	OTHER EVENTS

On June 10, 2010, the Company announced its Board of Directors had declared a cash dividend of $.08 per outstanding share of Company common stock.  The dividend will be paid on July 12, 2010 to Company shareholders of record as of the close of business on June 21, 2010.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.                      Description of Exhibit

99.1	News Release dated June 10, 2010 issued by National Semiconductor Corporation* (Earnings)

*This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

This report contains forward-looking statements dependent on a number of risks and uncertainties pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Except for historical information contained therein, the matters set forth in this report, including management’s expectations regarding future performance, are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements.  Potential risks and uncertainties include, but are not restricted to, such factors as new orders received and shipped during the quarter, the degree of factory utilization, the timing of certain activities and the costs to be incurred in conducting certain activities.  Other risk factors are included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2009 under the captions “Outlook,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” contained therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL SEMICONDUCTOR CORPORATION

Dated: June 10, 2010	//S// Jamie E. Samath
Jamie E. Samath Corporate Controller Signing on behalf of the registrant and as principal accounting officer

Media Contact:                                                                Financial:
LuAnn Jenkins                                                                Mark Veeh
(408) 721-2440                                                                  (408) 721-5007
luann.jenkins@nsc.com                                                 invest.group@nsc.com

National Semiconductor Reports Results for Fourth Quarter Fiscal 2010

•	Q4 sales of $398.5 million increased 10% from Q3 of fiscal 2010 and 42% from Q4 of fiscal 2009
•	GAAP earnings per share of 33 cents was up from 22 cents in Q3 and up from a loss of 28 cents in last year’s Q4
•	Gross margin of 68.8% increased from 67.3% in Q3 and 58.3% in Q4 of fiscal 2009
•	Sales outlook for Q1 of fiscal 2011 expected to be up approximately 3 to 5 percent sequentially ($410 million to $418 million)

SANTA CLARA, Calif. – June 10, 2010 -- National Semiconductor Corp. (NYSE:NSM) today reported sales of $398.5 million and net income of $79.2 million, or 33 cents per diluted share, for the fourth quarter of fiscal 2010, which ended May 30, 2010.

National’s fourth quarter sales were 10 percent higher than the third quarter of fiscal 2010, when the company reported $362 million in sales, and 42 percent higher than the $281 million reported in the fourth quarter of fiscal 2009.  Increased sales of National’s analog and power management products to the personal mobile device and industrial markets boosted revenues in the fourth quarter.

Fourth quarter net income of $79.2 million, or 33 cents per diluted share, was an increase from the $53.2 million, or 22 cents per diluted share, in the third quarter of fiscal 2010.  In last year’s fourth quarter, National reported a net loss of $63.7 million, or a net loss of 28 cents per diluted share, which included $116.1 million of pre-tax charges primarily for severance and asset impairments related to a corporate restructuring.

Gross margin increased to 68.8 percent in the fourth quarter of fiscal 2010 driven by improvements in manufacturing cost performance and increased capacity utilization.  National reported gross margin of 67.3 percent in the third quarter of fiscal 2010 and 58.3 percent in the fourth quarter of fiscal 2009.

“Increased demand for our analog products for the wireless handset and industrial markets drove revenue growth in the quarter” said Don Macleod, National’s president and chief executive officer.  “Looking forward to our summer quarter, we see these two end markets continuing to drive more revenue growth opportunities for our analog, and in particular, power management products.”

Bookings for Q4, Fiscal 2010
Sequentially, National’s total company bookings increased 12 percent as order rates increased from direct OEM customers and from distributors in all regions, especially Europe.  Bookings exceeded billings in the quarter.

Notable Items in Q4
Fourth quarter fiscal 2010 results included a $7.3 million restructuring charge related to manufacturing consolidation.  In addition, the company incurred a $2.1 million charge related to the early repayment of debt, which is included in other non-operating expenses.  Both of these items are on a pre-tax basis.

Outlook for Q1, Fiscal 2011
The company is projecting first quarter of fiscal 2011 revenues to increase 3 to 5 percent (between $410 million and $418 million) from the fourth quarter of fiscal 2010.

Summary of Fiscal 2010
For fiscal 2010, National reported sales of $1.42 billion and GAAP net income of $209 million or 87 cents per diluted share.  In fiscal 2009, National reported sales of $1.46 billion, GAAP net income of $73 million or 31 cents per diluted share.  Gross margin of 65.9 percent in fiscal 2010 improved from fiscal 2009’s gross margin of 62.7 percent.

Company Declares Dividend
The company announced today that the Board of Directors has declared a cash dividend of $0.08 per outstanding share of common stock.  This dividend will be paid on July 12, 2010 to shareholders of record at the close of business on June 21, 2010.

Special Note
This release contains forward-looking statements dependent on a number of risks and uncertainties pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Except for historical information contained herein, the matters set forth in this press release, including management’s expectations regarding future performance, are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements.  Potential risks and uncertainties include, but are not restricted to, such factors as new orders received and shipped during the quarter, the degree of factory utilization, the sale of inventories at existing prices, and the ramp up and sale of new analog products.  Other risk factors are included in the company's annual report on Form 10-K for the fiscal year ended May 31, 2009 under the captions “Outlook,” “Risk Factors” and “Management's Discussion and Analysis of Financial Conditions and Results of Operations” contained therein and the quarterly report on Form 10-Q for the quarter ended Feb. 28, 2010.

About National Semiconductor
National Semiconductor is a leader in power management technology. Known for its easy-to-use analog integrated circuits and world-class supply chain, National’s high-performance analog products enable its customers’ systems to be more energy efficient. Headquartered in Santa Clara, Calif., National reported sales of $1.42 billion for fiscal 2010. Additional information is available at www.national.com.

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Q4FY10Financials

NATIONAL SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(In millions, except per share amounts)
	Q4 FY10	Q3 FY10	Q4 FY09	YTD FY10	YTD FY09
	Three Months Ended			Twelve Months Ended
	May 30, 2010	Feb. 28, 2010	May 31, 2009	May 30, 2010	May 31, 2009

Net sales	$398.5	$361.9	$280.8	$1,419.4	$1,460.4
Cost of sales	124.2	118.2	117.2	484.2	544.1
Gross margin	274.3	243.7	163.6	935.2	916.3

Research and development	70.2	69.0	51.9	272.7	306.0
Selling, general and administrative	81.3	81.7	65.2	317.0	283.0
Severance and restructuring expenses	7.3	6.4	116.1	20.1	143.9
In-process research and development charge	-	-	2.9	-	2.9
Other operating expense (income), net	(0.1)	0.6	(2.3)	(0.4)	(2.7)

Operating expenses	158.7	157.7	233.8	609.4	733.1

Operating income (loss)	115.6	86.0	(70.2)	325.8	183.2

Interest income	0.5	0.4	0.8	1.8	10.4
Interest expense	(14.8)	(14.8)	(17.0)	(60.3)	(72.7)
Other non-operating income (expense), net	(4.8)	0.8	6.8	1.3	(7.3)

Income (loss)before taxes	96.5	72.4	(79.6)	268.6	113.6
Income tax expense (benefit)	17.3	19.2	(15.9)	59.4	40.3
Net income (loss)	$79.2	$53.2	$(63.7)	$209.2	$73.3

Earnings (loss) per share:
Basic	$0.33	$0.22	$(0.28)	$0.88	$0.32
Diluted	$0.33	$0.22	$(0.28)	$0.87	$0.31

Selected income statement ratios as a percentage of sales:

Gross margin	68.8%	67.3%	58.3%	65.9%	62.7%
Research and development	17.6%	19.1%	18.5%	19.2%	21.0%
Selling, general and administrative	20.4%	22.6%	23.2%	22.3%	19.4%
Net income (loss)	19.9%	14.7%	(22.7% )	14.7%	5.0%

Effective tax rate	17.9%	26.5%	20.0%	22.1%	35.5%

Percentage change in selected items: Increase (decrease)	Q4 FY10 vs Q3 FY10	Q4 FY10 vs Q4 FY09	YTD FY10 vs YTD FY09

Net sales	10.1%	41.9%	(2.8%)
Net income	48.9%	224.3%	185.4%
Diluted earnings per share	50.0%	217.9%	180.6%

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Q4FY10Financials

NATIONAL SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(In millions)
	May 30, 2010	May 31, 2009
ASSETS
Current assets:
Cash and cash equivalents	$1,027.0	$700.3
Receivables	98.2	71.7
Inventories	118.6	134.6
Deferred tax assets	70.3	72.6
Other current assets	156.8	108.0

Total current assets	1,470.9	1,087.2

Net property, plant and equipment	390.1	461.8
Goodwill	66.1	61.5
Deferred tax assets, net	245.5	251.5
Other assets	102.2	101.3
Total assets	$2,274.8	$1,963.3

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$276.5	$62.5
Accounts payable	49.8	40.3
Accrued expenses	204.5	144.6
Income taxes payable	17.6	28.2

Total current liabilities	548.4	275.6

Long-term debt	1,001.0	1,227.4
Long-term income taxes payable	175.3	162.6
Other non-current liabilities	124.2	120.7

Total liabilities	1,848.9	1,786.3

Commitments and contingencies

Shareholders’ equity:
Common stock of $0.50 par value	119.5	116.3
Additional paid-in-capital	188.3	67.6
Retained earnings	250.3	116.8
Accumulated other comprehensive loss	(132.2)	(123.7)

Total shareholders’ equity	425.9	177.0
Total liabilities and shareholders’ equity	$2,274.8	$1,963.3

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Q4FY10Financials

NATIONAL SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(In millions)
	Twelve Months Ended
	May 30, 2010	May 31, 2009
Cash flows from operating activities:
Net income	$209.2	$73.3
Adjustments to reconcile net income with net cash provided by operating activities:
Depreciation and amortization	94.5	119.8
Share-based compensation	65.4	70.9
Excess tax benefit from share-based payment arrangements	(0.3)	(5.0)
Tax (expense) benefit associated with stock options	(6.8)	8.1
(Gain) loss on investments	(5.6)	7.3
Non-cash restructuring recovery	(8.3)	(1.5)
Loss (gain) on disposal of equipment	0.9	(0.1)
(Recovery) impairment of equipment and other assets	(1.2)	55.1
In-process research and development charge	-	2.9
Loss on extinguishment of debt	2.1	-
Other, net	4.7	0.7
Changes in certain assets and liabilities, net:
Receivables	(28.2)	65.2
Inventories	15.7	13.5
Other current assets	(23.1)	2.9
Accounts payable and accrued expenses	59.9	(38.9)
Current and deferred income taxes	14.6	12.7
Other non-current liabilities	9.4	(26.1)
Net cash provided by operating activities	402.9	360.8
Cash flows from investing activities:
Purchase of property, plant and equipment	(43.3)	(83.7)
Proceeds from sale of property, plant and equipment	3.1	1.1
Business acquisition, net of cash acquired	(4.8)	(4.5)
Funding of benefit plan	(1.6)	(6.4)
Redemption and net realized gains/losses of benefit plan	7.5	11.6
Other, net	(2.6)	0.2
Net cash used in investing activities	(41.7)	(81.7)
Cash flows from financing activities:
Proceeds from unsecured senior notes, net of issuance costs	244.9	-
Repayment of bank borrowing	(265.6)	(187.6)
Payment on software license obligations	(6.3)	-
Excess tax benefit from share-based payment arrangements	0.3	5.0
Minimum tax withholding paid on behalf of employees for net share settlements	(2.0)	(0.4)
Issuance of common stock	71.2	60.2
Cash payments in connection with stock option exchange program	(1.3)	-
Purchase and retirement of treasury stock	-	(128.4)
Cash dividends declared and paid	(75.7)	(64.4)
Net cash used in financing activities	(34.5)	(315.6)
Net change in cash and cash equivalents	326.7	(36.5)
Cash and cash equivalents at beginning of year	700.3	736.8
Cash and cash equivalents at end of year	$1,027.0	$700.3

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Q4FY10Financials

PART I.  FINANCIAL INFORMATION
EARNINGS PER SHARE (Unaudited)
(In millions, except per share amounts)
	Q4 FY10	Q3 FY10	Q4 FY09	YTD FY10	YTD FY09
	Three Months Ended			Twelve Months Ended
	May 30, 2010	Feb. 28, 2010	May 31, 2009	May 30, 2010	May 31, 2009

Net income (loss) used in basic and diluted
earnings per share calculation	$79.2	$53.2	$(63.7)	$209.2	$73.3

Earnings (loss) per share:
Basic	$0.33	$0.22	$(0.28)	$0.88	$0.32
Diluted	$0.33	$0.22	$(0.28)	$0.87	$0.31

Weighted-average shares outstanding:
Basic	238.0	237.3	230.1	236.4	229.1
Diluted	243.6	242.5	230.1	241.3	235.1

OTHER FINANCIAL STATEMENT DETAIL
(In millions)
	Q4 FY10	Q3 FY10	Q4 FY09	YTD FY10	YTD FY09
	Three Months Ended			Twelve Months Ended
	May 30, 2010	Feb. 28, 2010	May 31, 2009	May 30, 2010	May 31, 2009

Other operating expense (income), net:
Net intellectual property income	$(0.3)	$-	$(2.3)	$(0.3)	$(2.7)
Litigation settlement	0.2	-	-	(0.3)	-
Other	-	0.6	-	0.2	-
Total other operating expense (income), net	$(0.1)	$0.6	$(2.3)	$(0.4)	$(2.7)

Other non-operating income (expense), net:
Gain (loss) on investments	$(0.5)	$0.8	$6.8	$5.6	$(7.3)
Loss on extinguishment of debt	(2.1)	-	-	(2.1)	-
Net loss on derivative instrument in fair value hedge	(2.2)	-	-	(2.2)	-
Total other non-operating income (expense), net	$(4.8)	$0.8	$6.8	$1.3	$(7.3)

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